ACR Opportunity Fund

Class I Shares (Ticker Symbol: ACROX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated September 8, 2026, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated March 31, 2026.

ACR Alpine Capital Research, LLC (the “Advisor”), the investment advisor of the ACR Opportunity Fund (the “Fund”), currently (i) receives an annual contractual advisory fee of 1.00% of the Fund’s average daily net assets, and (ii) limits the Fund’s total annual operating expenses to 1.25% of the Fund’s daily net assets pursuant to a contractual arrangement that is in effect until at least March 31, 2027. Effective September 10, 2026 (the “Effective Date”), the Advisor has voluntarily agreed to (i) waive the advisory fee it receives from the Fund by 0.05%, from 1.00% to 0.95% of the Fund’s average daily net assets, and (ii) further limit the Fund’s total annual operating expenses to 0.95% of the Fund’s average daily net assets. Each voluntarily waiver/limitation will be in effect through December 31, 2027. Accordingly, as of the Effective Date, the following revisions are made to the Prospectus and SAI:

The following disclosure is added under the heading titled “Investment Advisor” on page 35 of the Prospectus and the heading titled “The Advisor” beginning on page B-45 of the SAI.

The Advisor has agreed to voluntarily waive its advisory fee for the ACR Opportunity Fund by 0.05% to 0.95% from September 10, 2026 through December 31, 2027. The Advisor will not seek recoupment of the voluntary advisory fees waived.

The following disclosure is added under the heading titled “Fund Expenses” beginning on page 36 of the Prospectus and page B-46 of the SAI.

The Advisor has voluntarily agreed to waive its fees and/or pay for operating expenses of the ACR Opportunity Fund to ensure that the total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), professional fees related to services for the collection of foreign tax reclaims, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.95% of the average daily net assets of the Fund for the period September 10, 2026 through December 31, 2027. The Advisor may terminate this voluntary reduction at any time. The Advisor will not seek recoupment of any fees waived or payments made pursuant to this voluntary waiver.

Please file this Supplement with your records.